SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549



                                FORM 8-K
                            CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported):  December 10, 2008



                       SCOTT'S LIQUID GOLD-INC.
      (Exact name of Registrant as specified in its charter)

         Colorado             001-13458             84-0920811
         (State or other      (Commission          (I.R.S. Employer
          jurisdiction of      File Number)         Identification No.)
          incorporation)

          4880 Havana Street, Denver, CO             80239

         (Address of principal executive offices) (Zip Code)

            Registrant's telephone number: (303) 373-4860

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]	Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)
[  ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
	(17 CFR 240.14a-12)
[  ]	Pre-commencement communications pursuant to Rule 14d-2(b) under
	the Exchange Act (17 CFR 240.14d-2(b))
[  ]	Pre-commencement communications pursuant to Rule 13e-4(c) under
	the Exchange Act (17 CFR 240.13e-4(c))



Item 5.02	Departure of Directors or Certain Officers; Election of
Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 10, 2008, Jeffry B. Johnson, Chief Financial Officer and a director of Scott's Liquid Gold-Inc. (the "Company"), notified the Company of his decision to retire from the Company in his capacity as Chief Financial Officer, effective as of the close of business on January 29, 2009. Mr. Johnson will continue to serve as a director of the Company. The Company has commenced a search for a successor chief financial officer.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               SCOTT'S LIQUID GOLD-INC.
                                               (Registrant)

Date: December 16, 2008                        /s/ Mark E. Goldstein
                                               ------------------------
                                               By: Mark E. Goldstein
                                               Chairman, President and
                                               Chief Executive Officer